UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

SOUTHERN CONNECTICUT BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

N/A

(2) Aggregate number of securities to which transaction applies:

N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4) Proposed maximum aggregate value of transaction:

N/A

(5) Total fee paid:

N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

SOUTHERN CONNECTICUT BANCORP, INC.
215 Church Street
New Haven, Connecticut 06510
____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

To Be Held on May 9, 2006
9:30 A.M.

______________________

Notice is hereby given that the Annual Meeting of Shareholders (“2006 Annual Meeting”) of Southern Connecticut Bancorp, Inc. (“Bancorp” or “Company”) will be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut at 9:30 A.M. on Tuesday, May 9, 2006 for the following purposes:

(1)	To elect three directors, all for a three-year term.

(2)	To ratify the appointment of McGladrey & Pullen, LLP as independent accountants for the year ending December 31, 2006; and

(3)	To transact such other business as properly may be brought before the 2006 Annual Meeting.

The close of business on March 28, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the 2006 Annual Meeting and at any adjournments thereof.

Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided. No postage is required. If you desire to vote your shares in person at the meeting, your proxy will not be voted.

By Order of the Board of Directors

/s/ Joseph V. Ciaburri
Joseph V. Ciaburri
Chairman and Chief Executive Officer

New Haven, Connecticut
April 13, 2006

SOUTHERN CONNECTICUT BANCORP, INC.

215 Church Street
New Haven, Connecticut 06510
_____________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 9, 2006
9:30 A.M.
_____________________

INTRODUCTION

This Proxy Statement (“Proxy Statement”) is being furnished by Southern Connecticut Bancorp, Inc. (“Bancorp” or “Company”) in connection with the solicitation by Bancorp’s Board of Directors (“Board”) of proxies from holders of Bancorp’s common stock, $0.01 par value per share (“Common Stock”), to be voted at the Annual Meeting of Shareholders to be held on Tuesday, May 9, 2006 (“2006 Annual Meeting”) and at any adjournments thereof. The 2006 Annual Meeting will take place at 9:30 a.m. at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is April 13, 2006. In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiary, The Bank of Southern Connecticut (“Bank”), may solicit by telephone or in person the return of signed proxies from shareholders without additional remuneration therefor. All expenses associated with the solicitation of proxies will be borne by Bancorp.

Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the 2006 Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person. A proxy may be revoked by giving notice to the Corporate Secretary of Bancorp in writing (at Bancorp’s address indicated above) or in open meeting prior to the taking of a vote.

Unless so revoked, your proxy will be voted in accordance with your instructions. If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the accompanying Notice of Meeting.

The record date for determining shareholders entitled to notice of and to vote at the 2006 Annual Meeting and any adjournments thereof has been set as March 28, 2006 (“Record Date”). As of the Record Date, there were 2,937,525 shares of Common Stock outstanding and entitled to vote at the 2006 Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to the 2006 Annual Meeting. There is no cumulative voting.

The holders of a majority of the shares of Common Stock outstanding and entitled to vote shall constitute a quorum for the transaction of business at the 2006 Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the 2006 Annual Meeting. Directors are elected by a plurality of votes cast, which means that the three nominees for director with the most votes will be elected whether or not such nominees receive a majority of the votes cast. The ratification of the selection of the independent accountants requires that the votes cast “for” such matter exceed the votes cast “against” such matter.

Abstentions are not counted as votes “cast” for the purpose of the election of Directors or the ratification of the selection of the independent accountants and thus have no effect on any of such agenda items. Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter and that they have not received voting instructions from the beneficial holder of such shares, are referred to as “Broker Non-Votes.” Because brokers have discretion under the rules of the American Stock Exchange to vote on the election of directors and the ratification of the independent accountants without the receipt of instructions from the beneficial owners, there will be no Broker Non-Votes for these two items.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the security ownership as of February 28, 2006 of the nominees for election to the Board described in this Proxy Statement and of Bancorp’s and the Bank’s directors and named executive officers. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Shares not outstanding but deemed beneficially owned because a person or member of a group has a right to acquire them within 60 days after February 28, 2006 are treated as outstanding only when determining the amount and percent owned by such person or group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Bancorp Director Nominees (All Bancorp director nominees, except for Mr. Wherry, are also directors of the Bank)
Class II
Michael M. Ciaburri, President, Chief Operating Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	80,250 (2)	2.67%
Joshua H. Sandman, Ph.D. Vice President Deitsch Plastic Co., Inc. 14 Farwell Street West Haven, CT 06516	33,851 (3)	1.14%
James D. Wherry Executive Assistant to Tribal Vice Chairman Mashantucket Pequot Tribal Nation P.O. Box 3060 Mashantucket, CT 06338	105	*

Bancorp Incumbent Directors (All Bancorp directors, except for Mr. Lubrano, are also directors of the Bank)
Class I
Carl R. Borrelli Treasurer All-Brite Electric, Inc. 4 Industry Drive Ext. P.O. Box 26004 West Haven, CT 06516	68,138 (4)	2.30%
Juan Miguel Salas-Romer President Sunrise Financial Group, LLC 205 Church Street New Haven , CT 06510	93,827 (5)	3.19%
Alphonse F. Spadaro, Jr. Managing Principal Levitsky & Berney, PC 100 Bradley Road Woodbridge, CT 06525	35,644 (6)	1.21%
Class II
James S. Brownstein, Esq. (Not standing for reelection) Kantrovitz & Brownstein, P.C. One Bradley Road, Suite 305 P.O. Box 3557 Woodbridge, CT 06525	18,937 (7)	*
Class III
Joseph V. Ciaburri, Chairman and Chief Executive Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	157,611 (8)	5.16%
Elmer F. Laydon, Vice Chairman of Bancorp and the Bank President Elmer F. Laydon Construction Corp. 69 Wheeler Street New Haven, CT 06512	171,545 (9)	5.72%

Louis A. Lubrano Senior Vice President Brean Murray, Carret & Co., LLC. 570 Lexington Avenue New York, NY 1002	8,787 (10)
Bank Directors (C. Gaudiani, J. Parker and A. Ranieri, Jr. are directors of the Bank only)
Claire Gaudiani, Ph.D. Professor The George H. Heyman, Jr. Center for Philanthropy and Fundraising New York University New York, NY 10011	2,487 (11)	*
Janette J. Parker 227 Church Street New Haven, CT 06510	7,920 (12)	*
Alfred J. Ranieri, Jr., MD 1455 Chapel Street New Haven, CT 06511	60,724 (13)	2.05%
Non-Director Executive Officers of Bancorp and the Bank
John Howard Howland Executive Vice President & Chief Administrative Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	24,700 (14)	*
Carlota I. Grate, CPA Senior Vice President & Chief Financial Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	10,000 (15)	*
All Bancorp directors, director nominees and the executive officers, as a group (12 persons)	703,395 (16)	21.34%

____________________________

* Less than 1%.

(1)  Percentages are based on total of 2,937,525 shares of Common Stock outstanding on February 28, 2006. For holders of options and warrants exercisable within 60 days after February 28, 2006, the number of shares so exercisable by each holder has been added to the denominator for purposes of calculating such shareholder’s percentage ownership.

(2)  Includes 68,250 shares of stock that may be acquired within 60 days by the exercise of options.

(3)  Includes an aggregate of 8,142 shares of stock held by Mr. Sandman’s children, as well as 4,274 shares of stock held by the Sandman Family Trust, LLC, of which Mr. Sandman and his spouse are principals. Includes 6,497 shares that may be acquired within 60 days by the exercise of warrants and 14,938 shares that may be acquired within 60 days by the exercise of options.

(4)  Includes 5,967 shares of stock held by Mr. Borrelli’s spouse, 115 shares held by Mr. Borrelli’s daughter, 5,441 shares held by one of Mr. Borrelli’s sons, 1,732 shares held by another of Mr. Borrelli’s sons, and 5,778 shares held by certain of Mr. Borrelli’s grandchildren. Includes 2,900 shares that may be acquired within 60 days by the exercise of warrants and 21,276 shares that may be acquired within 60 days by the exercise of options.

(5)  Includes 87,684 shares of stock held of record by a closely-held limited liability company of which a family trust holds an 86% controlling interest. Mr. Salas-Romer is the trustee of the family trust and one of three directors of the limited liability company, and accordingly, Mr. Salas-Romer shares voting power and investment power with respect to such shares. Includes 6,143 shares that may be acquired within 60 days by the exercise of options

(6)  Includes 4,573 shares of stock that may be acquired within 60 days by the exercise of warrants and 14,203 shares that may be acquired within 60 days by the exercise of options.

(7) Includes 1,207 shares of stock held by one of Mr. Brownstein’s daughters, 1,207 shares of stock held by another of Mr. Brownstein’s daughters and 1,207 shares of stock held in trust by Mr. Brownstein’s spouse for the benefit of a minor child. Includes 1,733 shares of stock that may be acquired within 60 days by the exercise of warrants and 9,487 shares of stock that may be acquired within 60 days by the exercise of options.

(8)  Includes 115,500 shares of stock that may be acquired within 60 days by the exercise of options.

(9)  Includes 15,039 shares of stock that may be acquired within 60 days by the exercise of warrants and 47,345 shares that may be acquired within 60 days by the exercise of options.

(10) Includes 1,280 shares of stock that may be acquired within 60 days by the exercise of options.

(11)  Includes 1,857 shares of stock that may be acquired within 60 days by the exercise of options.

(12)  Includes 173 shares of stock that may be acquired within 60 days by the exercise of warrants and 7,054 shares that may be acquired within 60 days by the exercise of options.

(13)  Includes 6,497 shares of stock that may be acquired within 60 days by the exercise of warrants and 18,538 shares that may be acquired within 60 days by the exercise of options.

(14)  Includes 20,000 shares of stock that may be acquired within 60 days by the exercise of options.

(15)  Includes 10,000 shares of stock that may be acquired within 60 days by the exercise of options.

(16)  Includes 30,742 shares of stock that may be acquired within 60 days by the exercise of warrants and 328,422 shares that may be acquired within 60 days by the exercise of options.

The following table sets forth certain information concerning those persons known to Bancorp who own more than five percent of Bancorp’s Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Wellington Management Company, LLP 75 State Street Boston, MA 02109	262,500 (2)	8.94%
____________________________

(1)  Percent of class beneficially owned is based on an aggregate of 2,937,525 shares of Bancorp’s Common Stock outstanding as of February 28, 2006.

(2)  Information with respect to Wellington Management Company, LLP is derived from the Schedule 13G dated December 30, 2005 filed by Wellington Management Company, LLP (“Wellington”) with the SEC on February 14, 2006. Wellington is an investment advisor which may be deemed to beneficially own the 262,500 shares of Bancorp’s Common Stock held of record by clients of Wellington, which clients are entitled to receive or have the power to direct the receipt of dividends from or the proceeds from the sale of such shares. Wellington has shared voting power over 142,275 shares and has shared investment power over 262,500 shares.

DISCUSSION OF PROPOSALS

PROPOSAL 1.
ELECTION OF DIRECTORS

Nominees

Three Class II directors are to be elected at the 2006 Annual Meeting. The Board is divided into three classes designated as Class I, Class II and Class III, with each class containing approximately the same percentage of the total, as near as may be. The term of office of one class of directors expires at each annual meeting of Bancorp’s shareholders. Directors serve for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office, death or disability. The term of office of Class II directors who are being elected at this Annual Meeting expires at the annual meeting of shareholders in 2009; that of Class III directors will expire at the 2007 Annual Meeting; and that of Class I directors will expire at the annual meeting of shareholders in 2008. A plurality of votes shall suffice for the election of directors. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Director nominees Michael M. Ciaburri, and Joshua H. Sandman, currently are Class II directors of Bancorp and are directors of the Bank. Each of Bancorp’s other directors, except for Mr. Lubrano, also serves as a director of the Bank. James D. Wherry is nominated to be a Class II director of Bancorp.

In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp’s management and use their discretion in deciding whether and how to vote the shares represented by such proxies.

Name	Age	Position And Offices With Bancorp or the Bank and Principal Occupation and Employment During the Past Five Years	Director Since
NOMINEES FOR ELECTION (TO BE CLASS II DIRECTORS)
Class II
Michael M. Ciaburri	45
President, Chief Operating Officer and a director of Bancorp and the Bank since February 2003; founder and President of Ciaburri and Company, an investment banking boutique, from 1992 to February 2003. Mr. Ciaburri also consulted to Bancorp from May 2001 through 2003. Mr. Ciaburri was trained in banking in New York City and London. He is a graduate of the Stonier Graduate School of Banking at Georgetown University and the School of Bank Administration at the University of Wisconsin, each three-year banking programs.

			2003. To serve until 2009.
Joshua H. Sandman, Ph.D.	63	Director of Bancorp and the Bank; Vice President, Deitsch Plastics (plastic fabricating) and Professor, University of New Haven; former Director of The Bank of New Haven.	2000. To serve until 2009.
James D. Wherry	57
Associate Director of the Bank. Mr. Wherry has been the Executive Assistant to Tribal Vice Chairman Kenneth M. Reels of the Mashantucket Pequot Tribal Nation since April 1999. Mr. Wherry has held this position for more than five years. Mr. Wherry is a 1979 graduate of The University of New Brunswick with a M.A. in Anthropology.

			Initial term. To serve until 2009.

DIRECTORS CONTINUING IN OFFICE
Class I
Carl R. Borrelli	69	Director of Bancorp and the Bank; Treasurer, All-Brite Electric, Inc.	2000. To serve until 2008.

Juan Miguel Salas-Romer	34	Director of Bancorp and the Bank; President, Sunrise Financial Group, LLC.	2004. To serve until 2008.

Alphonse F. Spadaro, Jr.	64	Director of Bancorp and the Bank; managing principal of Levitsky & Berney, P.C. (public accounting firm).	2001. To serve until 2008.
Class III
Joseph V. Ciaburri	76
Chairman, Chief Executive Officer and President of Bancorp and a director of Bancorp and the Bank; involved in organization of the Bank since 1999; Director of Development of Southern Connecticut State University from July 1993 to August 1999. Mr. Ciaburri has been employed in commercial banking in the New Haven area for over 50 years, including as President and Chief Executive Officer of two area banks for a total of 17 years.

			2000. To serve until 2007
Elmer F. Laydon	69	Director and Vice Chairman of Bancorp and the Bank; President, Elmer F. Laydon Construction Corp. (building contractor); former Chairman of the Board of Directors of Shoreline Bank and Trust Company.	2000. To serve until 2007.

Louis A. Lubrano	72
Director of Bancorp; Senior Vice President, Brean Murray, Carret & Co., LLC; Senior Vice President, Gilford Securities, Inc. Previously employed by Herzog, Heine, Geduld, Inc., an NYSE member firm; and former President, Gabelli Investments, NYSE.

2005. To serve until 2007.

NON-DIRECTOR EXECUTIVE OFFICERS SIGNIFICANT EMPLOYEES
John Howard Howland	41
Executive Vice President and Chief Administrative Officer of Bancorp and the Bank since September 2005. Mr. Howland spent 5 years as a Director of Investment Banking with A.G. Edwards & Sons, Inc. Mr. Howland is a graduate of Bowdoin College in Maine and holds a law degree from the University of Maine.

Carlota I. Grate, CPA	52
Chief Financial Officer of Bancorp and the Bank since November 2005; Previously, Ms. Grate served as Director of Financial Reporting, MassMutual Financial Group, Springfield, Massachusetts; Director National Accounts, Aetna, Inc., Hartford, Connecticut; Chief Financial Officer, Greater Hartford YMCA, Hartford, Connecticut; Manager Financial Reporting, Aetna, Inc., Hartford, Connecticut. She is a 1975 graduate of the Bernard M. Baruch College of the City University of New York. Ms. Grate has been employed in banking for 14 years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NOTED ABOVE.

Independence

All of our directors except Messrs. J. Ciaburri, the Chairman and Chief Executive Officer, M. Ciaburri, the President and Chief Operating Officer, and J. Brownstein are “independent directors” as defined in Section 121A of the American Stock Exchange Listed Company Guide.

Family Relationships

Michael M. Ciaburri, the President and Chief Operating Officer and a director of Bancorp and the Bank, is the son of Joseph V. Ciaburri, the Chairman and Chief Executive Officer, a director of Bancorp and the Bank. Michael M. Ciaburri was unanimously elected to those positions by the directors of Bancorp and the Bank on February 11, 2003. Joseph V. Ciaburri served as the interim President of the Bank from January 14, 2003 until February 11, 2003.

Meetings and Committees of the Board

Bancorp has established standing nominating, audit, and compensation committees of the Board of Directors.

Nominating Committee. The functions of the Nominating Committee include recommending qualified candidates for director positions and evaluating the performance of directors. All of the members of the Nominating Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide. The Nominating Committee adopted a charter in July 2005, a copy of which is included in this proxy statement as Appendix A. The Committee will consider any director candidates recommended by shareholders in accordance with the procedures described on page 21 under the heading “Shareholder Nominations and Proposals for 2007 Annual Meeting.” The Nominating Committee seeks candidates who have demonstrated a commitment to Bancorp’s success and growth and who offer Bancorp skills and experience that are presently not represented on the Board or which augment those skills and talents that the Committee believes should be further developed. The current nominees were recommended by the Committee. Bancorp does not utilize any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The members of the Nominating Committee in 2005 were Dr. Claire Gaudiani (Chair), Dr. Joshua H. Sandman, and Juan Miguel Salas-Romer. On April 5, 2006, Bancorp added Louis A. Lubrano and Carl R. Borrelli to and removed Dr. Claire Gaudiani from the committee. These changes were made to comply with the Nominating Committee charter requirement that at least three independent Bancorp directors serve on the committee (Dr. Claire Gaudiani is a director of the Bank only). The current members of the Nominating Committee are Louis A. Lubrano (Chair), Carl R. Borrelli, Dr. Joshua H. Sandman, and Juan Miguel Salas-Romer. The Nominating Committee met six times in 2005.

Audit Committee. Bancorp’s Audit Committee oversees all internal and external audit and compliance functions. Both the internal auditor and the external auditor report directly to the Audit Committee. In performing its functions, the Audit Committee coordinates its activities with those of the Audit Committee of the Bank. All of the members of the Audit Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide. The Board of Directors has determined that Alphonse F. Spadaro, Jr. is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as Appendix A to the Proxy Statement for Bancorp’s 2004 Annual Meeting of Shareholders and is available on Bancorp’s website at www.scbancorp.com. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this Proxy Statement on page 19. The current members of Bancorp’s Audit Committee are Alphonse F. Spadaro, Jr. (Chair), Carl R. Borrelli, Elmer F. Laydon and Juan Miguel Salas-Romer. The Audit Committee met fourteen times during 2005.

Compensation Committee. Bancorp’s Compensation Committee is responsible for determining the compensation, including salaries, bonuses and other benefits, of Bancorp’s and the Bank’s senior management. The Compensation Committee also is responsible for determining compensation and benefits policies for the Bank. All of the members of the Compensation Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide. The current members of the Compensation Committee of Bancorp are Carl R. Borrelli, Elmer F. Laydon (Chair), Dr. Joshua Sandman and Alphonse F. Spadaro, Jr. The Compensation Committee met thirteen times in 2005.

Bancorp’s Board of Directors met nineteen times in 2005. All current directors attended at least seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by committees of the Board on which such directors served during 2005.

Attendance at the Annual Meeting.  The Board of Directors encourages directors to attend the annual meeting of shareholders. All but one of Bancorp’s directors attended the 2005 Annual Meeting of Shareholders.

Meetings of Non-Management Independent Directors. Members of the Board of Directors, who are independent, as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide, periodically conduct meetings in executive session, without members of management or non-independent members of the Board being present, immediately following the regularly-scheduled meetings of the full Board of Directors. Mr. Laydon, as Vice-Chairman, serves as the presiding director of such meetings.

Shareholder Communications

Bancorp does not have a formal process in place for shareholder communication to the Board. Informally, however, it is understood that any communication from a shareholder to the Board received by management or an individual director shall be forwarded to the Board. The Board believes this approach is reasonable in light of the number of shareholders of Bancorp at this time.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp’s officers and directors, and persons who own more than ten percent (10%) of Bancorp’s Common Stock, to file reports of ownership and changes in ownership of Bancorp’s Common Stock with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent (10%) beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to Section 16(a). Based upon a review of the copies of forms furnished to Bancorp, Bancorp believes all forms required by Section 16(a) of the Exchange Act were filed on a timely basis during the year ended December 31, 2005.

CODE OF ETHICS

Bancorp has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by Bancorp’s and the Bank’s directors, executive officers and employees. The Code of Ethics and Business Conduct requires that Bancorp’s and the Bank’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in Bancorp’s and the Bank’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code. The Code of Ethics is available on Bancorp’s website at www.scbancorp.com. Amendments to or waivers from the Code of Ethics will be discussed in Form 8-Ks filed by Bancorp and accessible on Bancorp’s website.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Securities Underlying Options/SARs (#)
Joseph V. Ciaburri	2005	189,800	750	23,323 (2)	-
Chairman and CEO of Bancorp and the Bank	2004	186,923	12,750	21,796 (3)	-

Michael M. Ciaburri	2005	150,000	750	3,559 (4)	-
President and COO	2004	145,000	12,750	-	10,500
of Bancorp and the Bank

John Howard Howland	2005	41,500 (5)	750	-	20,000
Executive Vice President and				-
Chief Administrative Officer of Bancorp and the Bank

Carlota I. Grate, CPA	2005	9,000 (6)	100		10,000
Senior Vice President and Chief Financial Officer
of Bancorp and the Bank

_____________________________

(1)  Excludes such amounts to the extent that such amounts are, in the aggregate, less than the lesser of $50,000 or 10% of the named executive officer’s salary and bonus for such year.

(2)  Represents the value of the personal usage of the automobile provided by Bancorp, including insurance and taxes paid thereon, of $2,642; group term life insurance premium paid by the Bank of $2,101; and a life insurance premium, for which policy Joseph V. Ciaburri is the beneficiary, paid by the Bank of $18,580.

(3)  Represents the value of the personal usage of the automobile provided by Bancorp, including insurance and taxes paid thereon, of $2,683; group term life insurance premium paid by the Bank of $533; and a life insurance premium, for which policy Joseph V. Ciaburri is the beneficiary, paid by the Bank of $18,580.

(4)  Represents the value of the personal usage of the automobile provided by Bancorp, including insurance and taxes paid thereon, of $3,109; and group term life insurance premium paid by the Bank of $450.

(5)  Mr. Howland joined Bancorp on September 7, 2005. The 2005 amount represents salary paid to Mr. Howland from September 7, 2005 to December 31, 2005.

(6)  Ms. Grate joined Bancorp on November 30, 2005. The 2005 amount represents salary paid to Ms. Grate from November 30, 2005 to December 31, 2005.

OPTIONS / SAR GRANTS IN LAST FISCAL YEAR (Individual Grants)
Name	Number of Securities Underlying Options / SAR’s Granted (#)(1)	Percent of Total Options / SARs Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date
Joseph V. Ciaburri, Chairman and Chief Executive Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	-	-	-	-
Michael M. Ciaburri, President, Chief Operating Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	-	-	-	-
John Howard Howland, Executive Vice President & Chief Administrative Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	20,000	32.26%	$7.81	9/07/2015
Carlota I. Grate, CPA, Senior Vice President, Chief Financial Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	10,000	16.13%	$6.90	11/30/2015

(1)  All options have been granted under the 2002 Stock Option Plan, pursuant to the terms described under the heading “The 2002 Stock Option Plan” on page 16 of this Proxy Statement.

AGGREGATE OPTIONS/EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR 2005 YEAR-END OPTION/VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-The-Money Options at December 31, 2005 (1)
Name	Shares Acquired on Exercise (2)	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph V. Ciaburri	—	—	115,500	—	$8,663	$—
Michael M. Ciaburri	—	—	68,250	—	3,465	—
John Howard Howland	—	—	20,000	—	—	—
Carlota I. Grate	—	—	10,000	—	1,800	—
____________________________

(1)	Based on $7.08 per share, the adjusted last sale price of the Common Stock as of December 31, 2005.
(2)	No named executive officer exercised any options in 2005.

Employment and Change in Control Agreements

Bancorp and the Bank have entered into an employment agreement with Joseph V. Ciaburri to serve as Chairman and Chief Executive Officer of Bancorp and the Bank with an initial term of five years commencing on the opening of the Bank, which may be extended for additional one-year terms at the end of the initial term. In October 2003, Bancorp and the Bank amended the agreement to extend the initial five-year term by one year. The employment agreement may be terminated by the Bank at the end of five years upon six months’ notice. At the end of the initial six-year term and at the end of each extension, the remaining term is extended for an additional one-year term unless either party gives the other six months’ notice of intent not to extend. Mr. Ciaburri receives an annual base salary of $199,500 (effective January 1, 2006) with annual adjustments based on changes in the consumer price index, and an annual bonus as determined by the Board. Mr. Ciaburri is also entitled to such bonuses and raises as the Board may determine and may participate in the Bank’s 401(k) plan. The Bank allows Mr. Ciaburri an allowance for the use and maintenance of his automobile. The Bank also pays for Mr. Ciaburri’s life insurance, although Bancorp is the named beneficiary under that policy. Upon the termination of Mr. Ciaburri’s employment (other than termination for cause ), Mr. Ciaburri will continue to serve as a director of Bancorp and the Bank with the title “Chairman Emeritus” and as a consultant for a period of one year. Mr. Ciaburri will receive a consulting fee of $60,000 during the consulting period.

If Mr. Ciaburri terminates his employment because his job responsibilities are significantly reduced or because he is required to relocate outside of New Haven or Fairfield counties or if his employment is terminated by Bancorp and the Bank other than for cause or his death or total disability, Mr. Ciaburri will be entitled to continue to receive his then current base salary for the balance of the term as then in effect. If Mr. Ciaburri’s position as Chairman of the Board and Chief Executive Officer ends, or his responsibilities are substantially reduced as a result of a business combination, Mr. Ciaburri also would be entitled to receive a lump sum payment equal to three times his then current base annual compensation.

Bancorp and the Bank entered into an amendment to the Employment Agreement with Joseph V. Ciaburri which required Bancorp to establish a $500,000 life insurance policy to be owned by Mr. Ciaburri or a trust established thereby. Bancorp pays the premiums for this policy. This obligation of Bancorp shall continue to exist until Mr. Ciaburri’s death, unless his employment is terminated for cause. The initial contract term of five years was also extended by one year.

On January 10, 2006, the Board of Directors of Bancorp voted to extend the term of the employment agreement, effective as of January 1, 2005, with Michael M. Ciaburri from December 31, 2006 until December 31, 2007, unless Bancorp earlier terminates Mr. Ciaburri’s employment under the terms of the agreement. Mr. Ciaburri received a base salary of $150,000 in the first year of the employment term, increasing to $162,500 in the second year of the term and $166,000 in the third year of the term, and will be eligible for salary increases and other merit bonuses as the Board may determine. Mr. Ciaburri will be reimbursed for expenses and will be provided with health insurance, participation in the Bank’s profit sharing or 401(k) plan, an automobile allowance and club membership.

In the event Mr. Ciaburri’s employment is terminated or his responsibilities are significantly reduced as a result of a business combination, Mr. Ciaburri will, subject to certain conditions, be entitled to receive a lump sum payment equal to three times his base annual compensation in effect at the time of termination plus the amount of Mr. Ciaburri’s bonus for the prior calendar year, and all of Mr. Ciaburri’s previously granted stock options shall immediately become fully vested. In the event Mr. Ciaburri is otherwise terminated by Bancorp except for cause or disability or upon death, Mr. Ciaburri will be entitled to receive his then current base salary under the Agreement for the balance of the unexpired term of his employment.

Mr. Howland is an employee of Bancorp and the Bank. Pursuant to his employment agreement dated October 26, 2005, his term of employment ends on December 31, 2006, unless Bancorp earlier terminates Mr. Howland’s employment under the terms of the Agreement. Mr. Howland will receive an annual base salary of $140,000 during the term, and will be eligible for merit bonuses at the discretion of Bancorp’s and the Bank’s Board of Directors, which bonuses may, in the discretion of such boards, be based on the achievement of one or more annual individual or corporate goals established by the boards and communicated to Mr. Howland. In addition, during the term Mr. Howland will be reimbursed for expenses and will be provided with group life insurance, health insurance, and participation in the Bank’s profit sharing or 401 (k) plan. Pursuant to the agreement, Mr. Howland has been granted incentive stock options under the Southern Connecticut Bancorp, Inc. 2002 Stock Option Plan exercisable for 20,000 shares of common stock pursuant to the terms of such plan.

In the event Mr. Howland’s employment is terminated or his responsibilities are significantly reduced as a result of a business combination, Mr. Howland will, subject to certain conditions, be entitled to receive a lump sum payment equal to three times his base annual compensation in effect at the time of termination. Additionally, in the case of Mr. Howland’s termination as a result of a Business Combination and in the event Mr. Howland is otherwise terminated by the Bank or Bancorp except for cause or disability or upon death, Mr. Howland will be entitled to receive his base salary under the agreement plus the amount of bonus and other compensation to which Mr. Howland would be entitled for the balance of the Term.

Ms. Grate is an employee of Bancorp and the Bank. Pursuant to her employment engagement letter dated November 9, 2005 her base salary will be at the rate of $130,000 per annum. Each year Ms. Grate will be eligible to receive merit bonuses and raises at the recommendation of the Chief Executive Officer and the Chief Operating Officer to and upon the ratification of the Board.

In the event Ms. Grate’s employment is terminated or her responsibilities are significantly reduced as a result of a business combination, Ms. Grate will, subject to certain conditions, be entitled to receive a lump sum payment equal to two times her base annual compensation in effect at the time of termination.

The 2005 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2005 Stock Option Plan (the “2005 Stock Plan”). The purpose of the 2005 Stock Plan is to provide equity-based incentives to employees, officers and directors of Bancorp in order to attract them to, give them a proprietary interest in, and encourage them to remain in the employ or service of Bancorp. An aggregate of 150,000 shares of Bancorp’s Common Stock is reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2005 Stock Plan. All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2005 Stock Plan. The exercise price for each share for an incentive stock option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant. Although the Plan does not prescribe a minimum option price for non-qualified stock options, it is the current intention of the Compensation Committee to grant non-qualified stock options at or above fair market value of a share of Bancorp’s Common Stock on the date of grant. Options under the 2005 Stock Plan have a term of 10 years unless otherwise determined at the time of grant.

The Compensation Committee has broad authority under the 2005 Stock Plan with respect to awards granted under the 2005 Stock Plan, including, without limitation, the authority to:

•	authorize the granting of shares of common stock or options under the 2005 Stock Plan;

•	determine and designate the employees and directors of Bancorp to receive awards under the 2005 Stock Plan;

•	determine the type, number, price, vesting requirements and other features and conditions of individual stock awards and options under the 2005 Plan; and

•	interpret the 2005 Stock Plan and the various written agreements made in connection with grants of shares of common stock or options thereunder.

The 2002 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2002 Stock Option Plan (the “2002 Plan”). The purpose of the 2002 Plan is to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies. An aggregate of 383,250 shares of Bancorp’s Common Stock were reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2002 Plan, which number has been adjusted to reflect a 10% stock dividend declared in January 2004 and a 5% dividend declared in April 2005. All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2002 Plan. The exercise price for each share covered by an option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant. Options under the 2002 Plan have a term of 10 years unless otherwise determined at the time of grant. On December 22, 2005, the Compensation Committee of the Board of Directors approved the acceleration of all unvested options outstanding as of December 31, 2005, granted under the 2002 Plan. Pursuant to this acceleration of all unvested options, options to purchase 197,571 shares of Bancorp’s Common Stock became immediately exercisable as of December 31, 2005.

The 2001 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2001 Stock Option Plan (the “Option Plan”) in 2001 and it was approved by the sole shareholder of Bancorp in 2001. Under the Option Plan, an aggregate of 90,000 shares of Bancorp’s Common Stock was reserved for issuance upon the exercise of options granted under the Option Plan. The Compensation Committee of the Board administers the Option Plan. The Board voted to terminate the Option Plan, except for outstanding options previously granted under that Option Plan, effective as of May 15, 2002.

Warrant Plans

Bancorp’s Warrant Plans are described under the heading “Equity Compensation Plan Information” below.

Director Compensation

Commencing January 1, 2006, Bancorp’s non-employee directors will be compensated in 50% cash and 50% restricted stock as compensation for their service as directors. Directors who are employees of Bancorp or the Bank are not paid any fees or additional compensation for service as members of the Board of Directors or any committee of the Board. Directors of Bancorp and the Bank who are not employees of Bancorp or the Bank will receive compensation in cash and restricted stock as follows: the Vice Chairman on the Bancorp Board will receive $400 per month; each director will receive $200 for each board meeting attended, $200 for each board committee meeting chaired, and $100 for each board committee meeting attended. Directors who sit on the Bancorp and Bank boards are compensated for only one meeting where a meeting of both boards or more than one committee is held jointly. The price of the stock used to calculate the number of shares of restricted stock is the average of the closing price on the first business day of the quarter and the closing price on the fifteenth day of the third month of the quarter or next business day thereafter.

During 2005, Bancorp’s non-employee directors received options to acquire Bancorp’s Common Stock, rather than cash, as compensation for their service as directors. Directors who are not employees of Bancorp or the Bank are eligible to participate in the 2002 Plan. Directors who are employees of Bancorp or the Bank are not paid any fees or additional compensation for service as members of the Board of Directors or any committee of the Board. Directors of Bancorp and the Bank who are not employees of Bancorp or the Bank received compensation in the form of options as follows: the Vice Chairman of the Bancorp Board received 500 options per month; each director received 100 options for each board meeting attended, 50 options for each board committee meeting chaired, and 40 options for each board committee meeting attended. Directors who sit on the Bancorp and Bank boards and board committees were compensated for only one meeting where a meeting of both boards or more than one committee was held jointly. The options received by the directors pursuant to these arrangements are subject to the terms of the 2002 Plan, vest 40% on the first anniversary of the date of grant and 30% on each of the second and third anniversaries of the date of grant and are granted at an exercise price equal to the fair market value of Bancorp’s Common Stock on the date of grant. In addition, all non-employee directors as of June 10, 2003 received option grants equal to the number of then outstanding options or warrants held by each holder, with the same terms as noted above with respect to outside director option grants. On December 22, 2005, the Compensation Committee of the Board of Directors approved the acceleration of all unvested options outstanding as of December 31, 2005, granted under the 2002 Plan. Pursuant to this acceleration of all unvested options, options to purchase 197,571 shares of Bancorp’s Common Stock became immediately exercisable as of December 31, 2005.

As of December 31, 2005, non-employee directors have received the following options :

Name of Director	Number of Options
Mr. Borrelli	21,276

Mr. Brownstein, Esq.	9,487
Mr. Laydon	47,345
Mr. Lubrano	1,280
Mr. Sandman, Ph.D.	14,938
Mr. Spadaro	14,203
Mr. Salas-Romer	6,143

We maintain directors’ and officers’ liability insurance and our by-laws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Connecticut law. In addition, our certificate of incorporation limits the liability of directors to Bancorp or its shareholders for breaches of directors’ fiduciary duties to the fullest extent permitted by Connecticut law.

Equity Compensation Plan Information

The following schedule provides information with respect to the compensation plans (including individual compensation arrangements) under which equity securities of Bancorp are authorized for issuance as of December 31, 2005:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by security holders	431,068	$7.98	151,846
Equity compensation plans not approved by security holders (1)	77,184	$10.39	0
Total	508,252	$8.35	151,846
_______________________

(1) Bancorp adopted a 2001 Warrant Plan and 2001 Supplemental Warrant Plan (collectively, the “Warrant Plans”) on April 11, 2001 and October 16, 2001. Under the Warrant Plans, each director of Bancorp, other than Mr. Joseph V. Ciaburri, and each director of the Bank who was not a director of Bancorp, as of the initial public offering of Bancorp in July 2001, received a warrant to purchase one share of Bancorp Common Stock for each four shares purchased in the offering by such director or members of such director’s immediate family. Under the 2001 Supplemental Warrant Plan, certain organizers of Bancorp who are not directors, officers or employees of Bancorp or the Bank but who made contributions to Bancorp or the Bank received a warrant to purchase one share of Bancorp Common Stock for each five shares purchased in the offering by such person or member of such person’s immediate family. The warrants have a term of ten years. The exercise price of the warrants is $10.39, the price at which Bancorp’s Common Stock was sold in the initial public offering, as adjusted for the January 2004 10% stock dividend and the April 2005 5% stock dividend. They became exercisable as to 40%, 30% and 30% of the shares covered thereby on the first, second and third anniversary of the closing of the initial public offering of Bancorp, respectively, and are accordingly all fully vested at this time.

REPORT BY THE AUDIT COMMITTEE

The Board, in its business judgment, has determined that each of the members of the Audit Committee is independent, as required by the applicable listing standards of the American Stock Exchange, Inc.

In performing its function, the Audit Committee has:

•
reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2005 with management and with McGladrey & Pullen, LLP, Bancorp’s independent auditors for the year ended December 31, 2005;

•	discussed with Bancorp’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect; and

•
received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditor’s independence. The Audit Committee has considered whether the provision of non-audit services by the independent accountants to Bancorp is compatible with maintaining the accountants’ independence and has discussed with McGladrey & Pullen, LLP their independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that Bancorp’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the SEC.

THE 2005 AUDIT COMMITTEE

Alphonse F. Spadaro, Jr. (Chair)
Carl R. Borrelli
Elmer F. Laydon
Juan Miguel Salas-Romer

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the normal course of business, the Bank may grant loans to executive officers, directors and members of their immediate families, as defined, and to entities in which these individuals have more than ten percent (10%) equity ownership. Such loans are to be made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and are not to involve more than the normal risk of collectibility or present other unfavorable features.

Bancorp is a party to one five-year sublease agreement for excess office space in its premises with Laydon and Company, LLC, the principal of which is related to Bancorp’s Vice Chairman.

PROPOSAL 2.
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has selected its current independent accountants, McGladrey & Pullen, LLP, to audit the books, records and accounts of Bancorp for the year ending December 31, 2006. This selection is being presented to the shareholders for ratification at the 2006 Annual Meeting.

The firm of McGladrey & Pullen, LLP has served as Bancorp’s independent accountants since its organization and is considered to be well-qualified. Bancorp has been advised by McGladrey & Pullen, LLP that it has neither direct financial interest nor any material indirect financial interest in Bancorp other than that arising from the firm’s employment as independent accountants.

If the shareholders do not ratify the selection of McGladrey & Pullen, LLP, the selection of independent accountants will be reconsidered by the Audit Committee.

Representatives of McGladrey & Pullen, LLP will be present at the 2006 Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

McGladrey & Pullen, LLP performs both audit and non-audit professional services for and on behalf of Bancorp. During 2005, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the SEC. All professional services rendered by McGladrey & Pullen, LLP during 2005 were furnished at customary rates and terms.

The following table sets forth information regarding the aggregate fees for services rendered by McGladrey & Pullen, LLP for the fiscal year ended December 31, 2005:

	2005	2004
Audit Fees	$134,774	$187,885
Audit Related Fees	4,500	2,500
Tax Fees	8,575	8,065
All Other Fees	0	0
Total	$147,849	$198,450

Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements, review of financial statements included in quarterly reports included on Form 10-QSB, and services connected with statutory and regulatory filings or engagements including fees in connection with the 2004 registration statement filed on Form SB-2. Audit related fees are principally for consultations on various accounting and reporting matters. Tax service fees consist of fees for tax return preparation for Bancorp.

The Audit Committee has established policies and procedures for the engagement of the independent auditor to provide non-audit services, including a requirement for approval in advance of all non-audit services to be provided by the independent auditor. To ensure that this does not restrict access to the independent accountant by management on matters where the advice and consultation of the independent auditor is sought by management and such advice or consultation, in the opinion of management, cannot practically be delayed pending preapproval by the audit committee, the committee authorizes management to use their judgment and retain the independent accountant for such matters and consider such services to be preapproved provided the estimated cost of such services does not exceed 5% of the annual fees paid to the independent accountant and such services are formally approved by the audit committee at its next meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF McGLADREY & PULLEN, LLP TO BE BANCORP’S INDEPENDENT ACCOUNTANTS FOR 2006.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR 2007 ANNUAL MEETING

It is the policy of the Nominating Committee of the Board of Directors to consider director candidates who appear to be qualified to serve on Bancorp’s Board of Directors and who are recommended by shareholders, using the same general criteria and in the same manner as candidates recruited by the Nominating Committee or recommended by board members. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholders entitled to vote for the election of directors at Bancorp’s Annual Meeting of Shareholders for the year ending December 31, 2006 (“2007 Annual Meeting”) may make nominations of individuals for election to the Board. Such nominations shall be made in writing and shall be delivered or mailed and received by the Corporate Secretary of Bancorp not less than 60 or more than 90 calendar days prior to Bancorp’s 2007 Annual Meeting, which is expected to be held on May 2, 2007.

Such written nominations shall contain the following information, to the extent known to the nominating shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of Common Stock of Bancorp that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of Common Stock of Bancorp owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of Bancorp entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders. Nominations by beneficial owners of Bancorp Common Stock who are not record holders must be accompanied by evidence satisfactory to the Corporate Secretary of Bancorp showing that such nominating persons are entitled to act with respect to such shares. Nominations that are not made in accordance with these procedures may be disregarded by the Chairperson of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for such nominee.

Any proposal intended to be presented by a shareholder at Bancorp’s 2007 Annual Meeting which is not a nomination to the Board must be presented to Bancorp in writing, and must be delivered to the Corporate Secretary of Bancorp not less than 60 nor more than 90 calendar days prior to Bancorp’s 2007 Annual Meeting, which is expected to be held on May 2, 2007. Such notice shall include: (1) a brief description of the business desired to be brought before the Bancorp’s 2007 Annual Meeting and the reasons for conducting such business at such meeting; (2) the name and address, as they appear on Bancorp’s records, of the shareholder proposing such business; (3) the number of shares of Common Stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business. Such proposals must comply with SEC Rule 14a-8. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Bancorp must receive proposals that shareholders seek to include in the proxy statement for the 2007 Annual Meeting no later than December 20, 2006. If the 2007 Annual Meeting is held on a date more than 30 calendar days from May 2, 2007, a shareholder proposal must be received by a reasonable time before Bancorp begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Pursuant to Rule 14a-4(c) of the Exchange Act, if a shareholder who intends to present a proposal at Bancorp’s 2007 Annual Meeting does not notify us of such proposal on or prior to February 20, 2007, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2007 Annual Meeting, even though there is no discussion of the proposal in the 2007 proxy statement.

Nominations and proposals should be addressed to Rosemarie A. Romano, Corporate Secretary, Southern Connecticut Bancorp, Inc., 215 Church Street, New Haven, Connecticut 06510. It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matters to be voted upon at the 2006 Annual Meeting. Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the 2006 Annual Meeting. If any other matters properly come before the 2006 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

ANNUAL REPORT ON FORM 10-KSB

BANCORP IS MAILING TO EACH PERSON ENTITLED TO VOTE AT THE 2006 ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING THE FINANCIAL STATEMENTS, ALONG WITH THIS PROXY STATEMENT AND THE ENCLOSED PROXY, ON OR ABOUT APRIL 13, 2006. UPON THE REQUEST OF ANY PERSON WHOSE PROXY IS BEING SOLICITED HEREBY, BANCORP WILL PROVIDE COPIES OF THE FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO. SUCH REQUESTS MAY BE MADE BY CALLING US AT (203) 782-1100 OR BY WRITING TO US AT 215 CHURCH STREET, NEW HAVEN, CONNECTICUT 06510, ATTN.: ROSEMARIE A. ROMANO, CORPORATE SECRETARY. SHAREHOLDERS SHARING AN ADDRESS WHO ARE RECEIVING MULTIPLE COPIES OF BANCORP’S ANNUAL REPORT AND PROXY STATEMENT AND WHO WISH TO RECEIVE ONLY ONE COPY OF THESE MATERIALS AT THEIR ADDRESS CAN SO REQUEST BY CONTACTING US AT THE SAME TELEPHONE NUMBER AND ADDRESS.

By Order of the Board of Directors /s/ Joseph V. Ciaburri Joseph V. Ciaburri Chairman and Chief Executive Officer
New Haven, Connecticut
April 13, 2006

Appendix A

NOMINATING COMMITTEE CHARTER
OF
SOUTHERN CONNECTICUT BANCORP, INC.
ADOPTED, JULY 14, 2005

Article 1.  Members. The Nominating Committee (the “Committee”) shall consist of at least three independent members of the board of directors, including a chair and such other independent directors as the Board of Directors (the “Board”) of Southern Connecticut Bancorp, Inc. (the “Company”) shall appoint. For purposes of appointing the members of this Committee, an “independent director” is any director who is not an officer or employee of the Company, or any subsidiary or parent of the Company, and who otherwise meets the definitions of independence as defined in Section 121A of the American Stock Exchange, Inc. Company Guide, as determined from time to time by the Board.

Article 2.  Purpose. The purpose of the Committee shall be to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; recommend to the Board the slate of director nominees to be elected by shareholders; recommend directors to be elected by the Board to fill any vacancies; assist in shaping the Company’s corporate governance; and handle other matters as the Board or the Committee chair deems appropriate.

Article 3.  Goals and Responsibilities. The Committee’s goals and responsibilities shall be:

(a) To develop criteria to identify and evaluate prospective candidates for directorships on the Board. The Committee shall look for candidates who, as a group, meet the Company’s strategic needs; possess the highest personal values, judgment and integrity; have an understanding of the environment and business in which Company operates; and have diverse experience in the key business, financial, and other challenges that face such an enterprise.

(b) To select nominees to the Board, and to re-nominate incumbent directors as appropriate.

(c) To oversee the evaluation of the Board and senior management.

(d) To annually evaluate the performance of the Committee and the adequacy of the Committee’s charter.

(e) To review senior management membership on outside Boards.

Article 4. Outside Advisors. The Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions.

Article 5. Meetings. The Committee shall meet at least four times a year, either in person or telephonically, and at such times and places as the Committee shall determine. The Committee shall make regular reports to the Board on its activities. These reports will generally occur after each Committee meeting or at such other times as the Committee deems appropriate.

REVOCABLE PROXY
SOUTHERN CONNECTICUT BANCORP, INC.
    PLEASE MARK VOTES
[X]  AS IN THIS EXAMPLE

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 9, 2006

The undersigned hereby appoints Alphonse F. Spadaro, Jr. and Janette J. Parker as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, par value $0.01 (the “Common Stock”), of Southern Connecticut Bancorp, Inc. (“Bancorp”)which the undersigned may be entitled to vote at the Annual Meeting of Shareholders(“2006 Annual Meeting”) of Bancorp to be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510, at 9:30 A.M., on May 9, 2006 or any adjournment there of as follows:
1. Election of directors, Proposal to elect Michael M. Ciaburri, (Class II), Joshua H. Sandman, Ph.D., (Class II), James D. Wherry, (Class II).	For With- For All hold Except [ ] [ ] [ ]
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2. Proposal to ratify the appointment of McGladrey & Pullen, LLP as independent accountants for the year ending December 31, 2006.	For Against Abstain [ ] [ ] [ ]
Please be sure to sign and date
this Proxy in the box below.

                Date_______________
_______________________________________

_______________________________________
Shareholder sign above -------Co-holder (if any) sign above

In their discretion the proxies are authorized to vote upon such other business as may properly come before the 2006 Annual Meeting, or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of the 2006 Annual Meeting, the Proxy Statement and Bancorp’s annual report on Form 10-KSB.

PLEASE CHECK BOX IF YOU PLAN TO ATTENDTHE MEETING.   [  ]

Detach above card, sign, date and mail in postage paid envelope provided.

SOUTHERN CONNECTICUT BANCORP, INC.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

__________________________________
__________________________________
__________________________________